UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2026

THE WESTERN UNION COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-32903	20-4531180
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7001 East Belleview Avenue
Denver, Colorado	80237
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 866 405-5012

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	WU	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On August 14, 2026, The Western Union Company, a Delaware corporation (the “Company”), issued a press release regarding, among other things, the matters described under Item 8.01 below. A copy of the press release is attached hereto as Exhibit 99.1.

The information furnished under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference to such filing.

Item 8.01. Other Events.

On August 13, 2026, in connection with the pending acquisition of International Money Express, Inc., a Delaware corporation (“IMXI”), by way of merger (the “Merger”), the Company and Intermex Wire Transfer II, LLC, a subsidiary of IMXI (“Intermex”), entered into an Assurance of Discontinuance (the “AOD”) with the Office of the Attorney General of the State of New York (the “NYAG”), which resolved a review by the NYAG and the New York State Department of Financial Services (the “NYDFS”) concerning the Merger’s potential effect on competition in the market for remittance services from New York State to certain countries in the Latin America and Caribbean region (the “Relevant Countries”). The AOD was entered into for settlement purposes only and does not constitute an admission of any violation of law, and neither the Company nor Intermex admits the NYAG’s findings set forth in the AOD.

Also on August 13, 2026, in connection with the AOD, the Company agreed to certain commitments (the “Commitments” and collectively with the AOD, the “Agreements”) with the NYDFS. Under the Commitments, the Company has agreed, among other things, for a period of three years following the closing of the Merger, to: (i) maintain a certain footprint of retail locations in New York State, (ii) continue to offer retail remittance services to the Relevant Countries, (iii) limit certain price changes with respect to retail remittances from the State of New York to the Relevant Countries, (iv) provide certain periodic reports to the NYDFS and (v) obtain prior approval from the NYDFS of certain types of acquisitions. The Company is also required to engage an independent auditor, subject to the NYDFS’s approval, to assess the Company’s compliance with the Commitments.

In connection with the Agreements, the Company has obtained NYDFS approval of the indirect change of control of Intermex’s New York-licensed money transmitter subsidiary in connection with the Merger.

Also on August 13, 2026, the California Department of Financial Protection and Innovation (the “DFPI”) sent a letter to the Company and IMXI suspending the approval extension previously granted on July 31, 2026 for the Company’s pending acquisition of IMXI. In its letter, the DFPI stated that the suspension is “based on a need to further review the transaction as a result of the intervening six months since approval was originally granted, and to further examine the impact of the proposal on operations in this state.” The Company and IMXI intend to engage promptly with the DFPI to address its questions and to seek reinstatement of the approval as soon as practicable.

The Company and IMXI remain committed to completing the transaction and intend to close promptly after the reinstatement of the DFPI approval, subject to satisfaction or waiver of remaining customary closing conditions.

Forward-Looking Statements

This Current Report on Form 8-K contains certain statements that are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions that are difficult to predict. Actual outcomes and results may differ materially from those expressed in, or implied by, these forward-looking statements. Words such as “expects,” “intends,” “targets,” “anticipates,” “believes,” “estimates,” “guides,” “provides guidance,” “provides outlook,” “projects,” “designed to,” “pending,” ”working to,” ”subject to,” and other similar expressions or future or conditional verbs such as “may,” “will,” “should,” “would,” “could,” and “might” are intended to identify such forward-looking statements. Readers of this Current Report on Form 8-K should not rely solely on the forward-looking statements and should consider all uncertainties and risks discussed in the Risk Factors section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 and in subsequent filings with the Securities and Exchange Commission (the “SEC”) made by the Company. The statements are only as of the date they are made, and the Company disclaims any obligation to update any forward-looking statement.

By their nature, forward-looking statements address matters that involve risks and uncertainties because they relate to events and depend upon future circumstances that may or may not occur, such as the consummation of the proposed transaction and the anticipated benefits thereof. These and other forward-looking statements, as well as any related oral statements, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to, factors relating to: (i) the completion of the proposed transaction on anticipated terms and timing (or whether the transaction will close at all), including obtaining regulatory approvals (such as the pending approval from the DFPI) and the satisfaction or waiver of conditions to the completion of the transaction; (ii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the definitive merger agreement; (iii) the impact of regulatory actions, investigations or inquiries, including the suspension of previously granted approvals, on the timing or completion of the proposed transaction; (iv) the impact of the obligations under the AOD and the Commitments on the Company’s business, results of operations, financial condition and prospects; (v) the Company’s ability to satisfy and remain in compliance with the terms and conditions of the AOD and the Commitments; and (vi) other risks and uncertainties pertaining to the Company’s business, including those set forth in its most recent Annual Report on Form 10-K and its subsequent Quarterly Reports on Form 10-Q, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed or furnished with the SEC.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press release issued by The Western Union Company and International Money Express, Inc. on August 14, 2026

101	Inline XBRL Document Set for the Cover Page from this Current Report on Form 8-K, formatted as Inline XBRL

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 14, 2026	THE WESTERN UNION COMPANY

	By:	/s/ Benjamin C. Adams
	Name:	Benjamin C. Adams
	Title:	Executive Vice President, Chief Legal Officer